SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 30, 2014

DUTCH GOLD RESOURCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-308805	58-2550089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3379 Peachtree Road, Suite 555, Atlanta, Georgia		30326
(Address of Principal Executive Offices)		(Zip Code)

404-465-2898
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01  Other Events

Letter to Shareholders

On January 30, 2014, the Board of Directors has authorized the release of a Letter to Shareholders, a copy of which is attached hereto and made a part hereof.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

DUTCH GOLD RESOURCES, INC.

Date: January 30, 2014	By:	/s/ Daniel Hollis
Daniel W. Hollis
Chief Executive Officer

Dutch Gold Resources, Inc.

3379 Peachtree Road Suite 555

Atlanta, GA 30326

January 30, 2014

To our Shareholders:

On December 17, 2013, we sent out a letter outlining the status of the Company. This letter is written to provide information on the direction of the Company for 2014, and not as a substitute for other reporting.

What does the Company do going forward? In order to begin to rebuild shareholder value, we must rationalize our capital structure and clean up our balance sheet. Most importantly, we must change our business model to one that can generate near term cash flow and requires only modest amounts of capital.

1. Over the next three months, management will take active steps to rationalize our capital structure and clean up our balance sheet. We will complete a spin-out of the remaining mining interests and we will aggressively pursue the clean up of our balance sheet. We expect to focus all of our energy on new subsidiaries in a corporate structure that will reward our new operational partners and our current shareholders. . In so doing, it is our intention to catch up our filings with the Securities & Exchange Commission as quickly as financing allows. We expect that these tasks will be completed by April 15, at which time the Company will declare a stock dividend of ten percent to shareholders of record as of that date.

What business sectors are of particular focus to the Company? Management believes that the best opportunities for growth with modest capital requirements are found in the business services sector. We intend to focus on digital marketing and financial services for small to medium size businesses. Our intention is to leverage business relationships through joint ventures, strategic partnerships and acquisitions to offer business acceleration services to small and medium size businesses.

The Company acknowledges and appreciates the contribution of the Officers who have served Dutch Gold. We hope to attract high caliber management as we reposition the Company in the coming months.

Sincerely,

DUTCH GOLD RESOURCES, INC.

Dan Hollis

Daniel Hollis, CEO

Forward-Looking Statements

This press release contains forward-looking statements that reflect the Company's current expectation regarding future events. Actual events could differ materially and substantially from those projected herein and depend on a number of factors. Certain statements in this release, and other written or oral statements made by Dutch Gold Resources, Inc. are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company's control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Important factors that could cause actual results to differ materially from the company's expectations include, but are not limited to, those factors that are disclosed under the heading "Risk Factors" and elsewhere in documents filed by the company from time to time with the United States Securities and Exchange Commission and other regulatory authorities.

For further information, please see www.DutchGold.com or please contact Daniel Hollis, CEO of Dutch Gold Resources, Inc. at 404-465-2898.